V4 *P1
                            FRANKLIN VALUEMARK(R) IV
                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
                         ALLIANZ LIFE VARIABLE ACCOUNT B
                      Supplement Dated December 1, 1998 to
                          Prospectus dated May 1, 1998

The following replaces the second paragraph under "Section 10. Other Information
- Distribution" contained in the Prospectus:

  Commissions will be paid to broker-dealers who sell the Contracts. Broker-dealers will be paid commissions up to 7.5% of Purchase Payments. Sometimes, Allianz Life enters into an agreement with the broker-dealer to pay the broker-dealer commissions as a combination of a certain amount of the commission at the time of sale and a trail commission (which when totaled could exceed 7.5% of Purchase Payments). In addition, Allianz Life and Advisers and/or its affiliates may pay certain sellers for other services not directly related to the sale of the Contracts (such as special marketing support allowances). Commissions may be recovered from a broker-dealer if a surrender occurs within 12 months of a Purchase Payment.

The following changes are made to the Franklin Valuemark Funds' Annual Expenses section under "Fee Table":

1)The following chart restates certain Portfolios' "Management and Portfolio Administration Fees" and the "Other Expenses" as indicated below. The Portfolio Administration Fees for these Portfolios were inadvertently included under "Other Expenses" rather than under "Management and Portfolio Administration Fees." Please note that "Total Annual Expenses" for each Portfolio shown below are the same as in the May 1, 1998 prospectus.


                                                                Management                                 Total
                                                               and Portfolio             Other            Annual
  Portfolio                                                 Administration Fees        Expenses          Expenses
--------------------------------------------------------------------------------------------------------------------------
  Mutual Discovery Securities Fund.........................        .95%*                  .11%             1.06%
  Mutual Shares Securities Fund............................        .75%*                  .05%              .80%
  Templeton Global Asset Allocation Fund...................        .80%*                  .14%              .94%
  Templeton International Smaller Companies Fund...........       1.00%*                  .06%             1.06%

*Includes a .15% Administration Fee which is a direct expense of the Portfolio.

2) Add the following language to footnote 2:
  For the Global Health Care Securities and Value Securities Funds, Franklin Advisers, Inc. and Franklin Advisory Services, Inc., the Portfolios'
  respective investment managers, and Franklin Templeton Services, Inc., their Administrator, have agreed in advance to waive or limit their Management and Portfolio Administration Fees and to assume as their own expense certain expenses otherwise payable by these portfolios as necessary so that through at least December 31, 1998, the total expenses of each portfolio do not exceed 1.00% of its average net assets.